                                                               Exhibit 23.1



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our report dated February 27, 1998 included in Government Technology Services, Inc. and subsidiary's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        -----------------------------
                                        ARTHUR ANDERSEN LLP



Washington, D.C.
August 31, 1998